UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 12, 2012

PALO ALTO NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35594	20-2530195
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Olcott Street

Santa Clara, California 95054

(Address of principal executive offices, including zip code)

(408) 753-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 12, 2012, Palo Alto Networks, Inc. (the “Company”) held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, proxies representing 53,047,236 shares of the Company’s common stock, or approximately 78.1% of the total shares entitled to vote, were present and voted on the following four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the United States Securities and Exchange Commission on October 31, 2012:

Proposal One – Election of Directors. The following nominees were elected as Class I directors to serve until the 2015 annual meeting of stockholders or until their respective successors are duly elected and qualified.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
John M. Donovan	52,033,995	190,814	49,519	772,908
Nir Zuk	52,055,279	218,468	581	772,908

The Company’s Board of Directors is comprised of eight members who are divided into three classes with overlapping three-year terms. The term of the Company’s Class II directors, Asheem Chandna, Mark D. McLaughlin and James J. Goetz, will expire at the 2013 Annual Meeting of Stockholders. The term of the Company’s Class III directors, Venky Ganesan, Charles J. Robel and Daniel J. Warmenhoven, will expire at the 2014 Annual Meeting of Stockholders.

Proposal 2 – Ratification of the Appointment of Independent Registered Public Accounting Firm. The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending July 31, 2013 was ratified.

Votes For	Votes Against	Abstentions	Broker Non-Votes
52,984,028	38,928	24,280	—

Proposal 3 – Advisory Vote on Executive Compensation. The Company’s stockholders cast their votes with respect to the advisory vote on executive compensation as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
52,049,283	134,728	90,317	772,908

Proposal 4 – Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation. The Company’s stockholders cast their votes with respect to the advisory vote on the frequency of future advisory votes on executive compensation as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
51,738,877	3,577	475,362	56,512	772,908

In accordance with the recommendation of the Company’s Board of Directors and the voting results of the stockholders of the Company on this advisory proposal, the Company will hold an advisory vote on executive compensation every year. The next required advisory vote on the frequency of future advisory votes on executive compensation will take place no later than at the 2018 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALO ALTO NETWORKS, INC.

By:	/s/ Mark D. McLaughlin
Mark D. McLaughlin President and Chief Executive Officer

Date: December 14, 2012